Exhibit 99.1

FOR IMMEDIATE RELEASE

Momentive Performance Materials Inc. Announces Proposed $1.1 Billion Debt Offering

Albany, NY – October 11, 2012 – Momentive Performance Materials Inc. (the “Company”) announced today that MPM Escrow LLC and MPM Finance Escrow Corp. (the “Escrow Issuers”), wholly owned special purpose subsidiaries of the Company, are proposing to issue $1,100,000,000 principal amount of first-priority senior secured notes due 2020 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The proceeds of the offering initially will be placed in escrow pending satisfaction of a number of conditions, including either (i) obtaining an amendment to the Company’s senior secured credit facilities to permit the Company to assume the obligations of the Escrow Issuers under the Notes or (ii) entering into the asset-based lending facility described below. Upon satisfaction of such conditions, the Company would assume the Escrow Issuers’ obligations under the Notes, the Notes would be guaranteed on a senior basis by the domestic subsidiaries of the Company that are guarantors under its senior secured credit facilities (the “Note Guarantors”) and, if the Company has not entered into the asset-based lending facility, the Notes would initially be secured on a pari passu basis by liens on the same collateral of the Company and the Note Guarantors securing the senior secured credit facilities, subject to certain exceptions. If such conditions are not satisfied by January 15, 2013 (or such earlier date as the Company determines that such conditions cannot be satisfied), the Escrow Issuers will redeem the Notes at a price equal to 100% of the gross proceeds of the Notes, plus accreted issue price and accrued interest.

The Company also announced that it has obtained commitments from financial institutions for a new $270 million asset-based revolving loan facility, subject to a borrowing base (the “ABL Facility”), and the Company expects to obtain an additional $30 million in commitments following the offering of the Notes to bring the total facility size to $300 million, although there can be no assurances the Company will obtain such additional commitments. If the Company does not obtain the additional commitments, the ABL Facility will be limited to a maximum of $270 million, subject to a borrowing base. The ABL Facility will replace the Company’s existing senior secured credit facilities and the Company expects to enter into the ABL Facility as soon as practicable following the completion of the Notes offering. After the Company enters into the ABL Facility, and after the assumption of the obligations under the Notes by the Company, the Notes will have the benefit of a first-priority lien on certain notes priority collateral (which generally includes the domestic assets of the Company and the Note Guarantors other than inventory and accounts receivable) and a second-priority lien on certain domestic ABL priority collateral (which with respect to the Company and Note Guarantors generally includes inventory and accounts receivable), in each case subject to certain exceptions.

The Company intends to use the net proceeds from the offering of Notes (i) to repay all amounts outstanding under its senior secured credit facilities, (ii) to purchase, redeem or discharge all of its outstanding $200 million aggregate principal amount of 12 1/2% Second-Lien Senior Secured Notes due 2014, (iii) to pay related fees and expenses and (iv) for general corporate purposes. The proposed offering of the Notes is subject to market and other conditions, and may not occur as described or at all.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

About Momentive Performance Materials Inc.

Momentive Performance Materials Inc. is a global leader in silicones and advanced materials, with a 70-year heritage of being first to market with performance applications for major industries that support and improve everyday life. The Company delivers science-based solutions, by linking custom technology platforms to opportunities for customers. Momentive Performance Materials Inc. is an indirect wholly-owned subsidiary of Momentive Performance Materials Holdings LLC. Additional information is available at www.momentive.com.

Forward-Looking Statements

Certain statements in this news release are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, changes in governmental regulations and related compliance and litigation costs, difficulties with the realization of cost savings in connection with our strategic initiatives, including transactions with our affiliate, Momentive Specialty Chemicals Inc., pricing actions by our competitors that could affect our operating margins, the impact of our substantial indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, and the other factors listed in the Risk Factors section of our most recent Annual Report on Form 10-K and in our other SEC filings, including our quarterly reports on Form 10-Q. For a more detailed discussion of these and other risk factors, see the Risk Factors section in our most recent Annual Report on Form 10-K and our other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

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Contacts

Investors:

John Kompa

614-225-2223

john.kompa@momentive.com

Media:

John Scharf

518-233-3893

john.scharf@momentive.com

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